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                                     EXHIBIT 10.3


                                     AMENDMENT 1

             LICENSE AGREEMENT BETWEEN TENSIODYNE SCIENTIFIC CORPORATION
                                         AND
                    THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA


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                                     AMENDMENT 1


                              LICENSE AGREEMENT BETWEEN
                          TENSIODYNE SCIENTIFIC CORPORATION
                                         AND
                    THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

This Amendment 1 ("AMENDMENT 1") to the License Agreement effective October 15, 1993 ("AGREEMENT") between Tensiodyne Scientific Corporation ("LICENSEE") and the Trustees of the University of Pennsylvania ("PENN") is made between Material Technology, Inc. ("MATECH") and PENN effective by the parties as of the date of the last signature executing this AMENDMENT 1.

BACKGROUND

WHEREAS, MATECH, is a successor as of February 1994, to LICENSEE's business, and therefore, is obligated to perform the obligations of LICENSEE under the AGREEMENT, and this AMENDMENT 1 thereto.

NOW, THEREFORE, the parties agree as follows:

1. Unless otherwise defined in this Amendment 1, all capitalized terms shall have the same meaning as set forth in the AGREEMENT.

2. The parties hereby agree that PENN, no later than thirty (30) days after the date of the last signature executing this AMENDMENT 1, will be issued shares of common stock in MATECH as will cause PENN to own shares of common stock representing at least five percent (5%) of the outstanding shares of capital stock of MATECH on a fully diluted basis subsequent to an additional two million dollars of paid in capital invested in MATECH.

3. MATECH hereby represents and warrants that it is the lawful successor to LICENSEE's rights and obligations under the AGREEMENT.

4. The parties hereby agree that Section 3.2 of the AGREEMENT is hereby amended to obligate MATECH to pay to PENN a royalty of seven percent (7%) of NET SALES.

5. Pursuant to Section 7.2 of the AGREEMENT, the parties hereby agree that, LICENSEE will reimburse PENN, with funds from 30% of any equity investment, debt, or any other capital with the exception of funds provided by any public sector funding, (FUNDING) as set forth in paragraph 5 of REPAYMENT AGREEMENT, for all documented attorney's fees, expenses, official fees and other charges incident to the preparation, prosecution, licensing and maintenance of PENN PATENT RIGHTS, including patents and patent applications in the United States and in countries foreign to the United States on developments set forth in foregoing Sections 4.2 of the

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AGREEMENT. However, such remittance to PENN will be subsequent to the first
$150,000.00 of such FUNDING raised by LICENSEE after the date of the last signature executing this AMENDMENT 1. The provisions of paragraph 6 of the REPAYMENT AGREEMENT shall take precedence over the provisions of this paragraph 5.

6. LICENSEE will have the right to cause its patent counsel, providing that such patent counsel is acceptable to PENN, to pursue work, at the sole cost of LICENSEE, on the PENN PATENT RIGHTS.

7. Except as set forth in the foregoing provisions of this AMENDMENT 1, all of the terms and conditions of the AGREEMENT shall apply, and such AGREEMENT, as amended, shall remain in full force and effect.

IN WITNESS THEREOF, the parties have executed this AMENDMENT 1 through their duly authorized representatives as set forth below, and this AMENDMENT 1 shall be attached to, and shall become a part of, the AGREEMENT between the parties.

THE TRUSTEES OF THE
UNIVERSITY of PENNSYLVANIA                       MATERIAL TECHNOLOGY INC.

By:                                              By:
   ------------------------------                    ---------------------------
Name:                                           Name:
    -----------------------------                    ---------------------------
Title:                                          Title:
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Date:                                           Date:
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